UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 5, 2008


                        Australian Oil & Gas Corporation
                        --------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


       000-26721                                           84-1379164
       ---------                                           ----------
(Commission File Number)                       (IRS Employer Identification No.)


        2480 North Tolemac Way, Prescott, Arizona              86305
        -----------------------------------------              -----
         (Address of Principal Executive Offices)            (Zip Code)


                                 (928) 778-1450
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

     On February 5, 2008, in response to a comment given to Australian Oil & Gas Corporation (the "Company") by the staff of the Securities and Exchange Commission ("SEC") concerning certain disclosures in our Form 10-KSB for the fiscal year ended December 31, 2006, and based upon our related discussions with the SEC, company management and our Board of Directors have determined to revise the purchase accounting applied under Statement of Financial Accounting Standards No. 141, "Business Combinations" ("SFAS 141") to the Company's April 12, 2006 acquisitions of Alpha Oil & Natural Gas Pty Ltd ("Alpha") and Nations Natural Gas Pty Ltd. ("Nations"), two wholly-owned subsidiaries of the Company which were formerly under "common control" with the Company.

     As a result of the change in accounting treatment of the acquisitions of Alpha and Nations under SFAS 141, the Company's previously issued financial statements contained in its annual report on Form 10-KSB for the year ended December 31, 2006, and its quarterly reports on Form 10-QSB for the quarterly periods ended March 31, 2007 and June 30, 2007, should no longer be relied upon and will be restated.

     The Company expects to restate its previously issued financial statements for the aforementioned periods by the filing of Form 10-K/A and Form 10-Q/A amendments with the SEC as soon as practicable in the near future. The restatements will provide further detail of the change in accounting treatment of the acquisitions of Alpha and Nations under SFAS 141 included in the aforementioned financial statements. It is expected that the restatements will relate only to the disclosure of the Company's change in presentation of the accounting treatment of the Alpha and Nations acquisitions under SFAS 141.

     The Company's management and the Board of Directors have discussed the matters disclosed in this report with Demetrius & Co., LLC, the Company's independent registered public accounting firm.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AUSTRALIAN OIL & GAS CORPORATION




                                      By:   /s/ E. Geoffrey Albers
                                            ----------------------
                                            E. Geoffrey Albers
                                            Chief Executive Officer and
                                            Chief Financial Officer

Date: February 5, 2008